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                                   EXHIBIT 10




                             SECURITY FINANCIAL CORP
                        STOCK OPTION PLAN AND GRANT FORM


























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                            SECURITY FINANCIAL CORP.
                             1997 STOCK OPTION PLAN

                                    ARTICLE I
                                   DEFINITIONS

Section 1.1 Definitions: As used herein, the following terms shall have the meaning set forth below, unless the context clearly requires otherwise:


  (a) "Applicable Event" shall mean (i) the expiration of a tender offer or exchange offer (other than an offer by the Company) pursuant to which more than 30% of the Company's issued and outstanding stock has been purchased, or (ii) the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is not the surviving entity, an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation), or the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is the surviving entity, pursuant to which more than 25% of the Company's issued and outstanding stock has been transferred.

  (b) "Bank" shall mean the Security Dollar Bank, and any subsidiary of Security Dollar Bank or Security Financial Corp.

  (c) "Committee" shall mean a Committee consisting of the members of the Board of Directors of the Company or Bank, who are not employees of the Bank or the Company.

  (d) "Company" shall mean Security Financial Corp.

  (e) "Director" shall mean a member of the Board of Directors of the Company and, or the Bank.

  (f) "Effective Date" with respect to the Plan shall mean the date specified in
      Section 2.3 as the Effective Date.

  (g) "Fair Market Value" with respect to a share of Stock shall mean the fair market value of the Stock, as determined by application of such reasonable valuation methods as the Committee shall adopt or apply. The Committee's determination of Fair Market Value shall be conclusive and binding on the Company and the Optionee. The Committee shall take into account the valuation performed for the 401(k) plan maintained for the benefit of the employees of the Bank.

  (h) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of the Plan. Options granted under the Plan shall be either Non-qualified Stock Options or Incentive Stock Options. An Incentive Stock Option shall mean an Option to purchase shares of Stock which is designated as an Incentive Stock Option by the Committee and is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986,


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      as amended. Non-qualified Stock Options shall mean an Option to purchase shares of Stock which is not an Incentive Stock Option.

  (i) "Optionee" shall mean a Director, officer or employee of the Bank or the Company to whom an Option has been granted.

  (j) "Plan" shall mean the Security Financial Corp. 1997 Stock Option Plan, the terms of which are set forth herein.

  (k) "Plan Year" shall mean the twelve-month period beginning on the Effective Date, and each twelve-month period thereafter beginning on the anniversary date of the Effective Date.

  (l) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

  (m) "SAR" or "Stock Appreciation Right" shall mean a right to receive cash in an amount equal to the excess of the fair market value of a share of Stock on the exercise date over the fair market value of a share of Stock on the date the Stock Appreciation right is granted pursuant to the provisions of the Plan.

  (n) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the terms of the Plan.

                                   ARTICLE II
                                    THE PLAN

Section 2.1 Name. This plan shall be known as the "Security Financial Corp. 1997 Stock Option Plan."


Section 2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to Directors and officers of the Company and the Bank an opportunity to acquire or increase their proprietary interest in the Company by the grant to such persons of Options under the terms set forth herein. By encouraging such persons to become owners of the Company, the Company seeks to attract, motivate, reward and retain those highly competent individuals upon whose judgment, initiative, leadership and efforts the success of the Company depends.

Section 2.3 Effective Date and Term. The Plan was approved by the Board of Directors of the Company on December 30, 1997, and shall be effective January 1, 1998, subject to approval and ratification by a majority of the shareholders of the Company, present in person or by proxy, at the annual meeting of shareholders of the Company to be held in 1998. The Plan shall terminate upon the tenth anniversary of the Effective Date.





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                                   ARTICLE III
                                 ADMINISTRATION


Section 3.1 Administration.

  (a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from time to time the individuals to whom Options may be granted, the number of shares of Stock to be subject to each Option, the period during which such Option may be exercised and the price at which such Option may be exercised.

  (b) Meetings of the Committee shall be held at such times and places as shall be determined from time to time by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the vote of a majority of those members present at any meeting shall decide any question brought before the meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of the members.

  (c) No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act of omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretations and application with respect to the Plan or Options granted thereunder shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

  (d) In addition, the Committee shall have the sole discretion and authority to determine whether an Option shall be an Incentive Stock Option or a Non-qualified Stock Option, or both types of options, provided that Incentive Stock Options may be granted only to persons who are employees of the Company or the Bank.

Section 3.2 Company Assistance. The Company and the Bank shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment and such other pertinent facts as the Committee may require. The Company and the Bank shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE IV
                                    OPTIONEES

Section 4.1 Eligibility. Directors and officers of the Company and the Bank and such other employees as the Board of Directors may from time to time designate shall be eligible to participate in the Plan. The Committee may grant Options to any eligible individual subject to the provisions of Section 5.1.


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                                    ARTICLE V
                         SHARES OF STOCK SUBJECT TO PLAN

Section 5.1 Grant of Options and Limitations.

  (a) Initial Plan Year. For the initial Plan Year, the Committee, subject to and conditioned upon receipt of ratification by the Board of Directors, shall grant Options according to the following schedule:

      1. Each person who is a Director of the Company (including the Chairman of the Board of Directors and the General Counsel of the
           Bank) and not actively employed by the Company or the Bank as of the Effective Date shall receive Options for 1,000 shares of Stock;

      2. Such other individuals, excluding individuals identified in Section 5.1(a)(1) or (2), as are designated by the Committee shall be eligible to receive Options for the number of shares of Stock determined by the Committee.

  (b) Subsequent years. As of the first day of each subsequent Plan Year, the Committee shall grant Options , subject to and conditioned upon receipt of ratification by the Board of Directors, according to the following schedule:

      1. Each person who is a Director of the Company and not actively employed by the Company or Bank, who has never received Options on account of being a Director, shall receive Options for 1,000 shares of Stock.

      2. Such other individuals, whether employees or directors, as are designated by the Committee shall be eligible to receive Options for the number of shares of Stock determined by the Committee.

  (c) Stock Available for Options. Subject to adjustment pursuant to the provisions of Section 9.4 hereof, the aggregate number of shares with respect to which Options may be granted during the term of the Plan shall not exceed 10% of the outstanding shares of Company Stock determined as of the Effective Date, and thereafter for the purpose of authorizing an increase (but not a decrease), annually on December 31 of each year provided, however, that the number of shares which may be designated as Incentive Stock Options shall be limited to 33,000, subject to adjustment in accordance with paragraph 9.4 hereof. Shares with respect to which Options may be granted may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

Section 5.2 Options Under the Plan. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire, terminate or be canceled for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such Option expiration, termination or cancellation relates.



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                                   ARTICLE VI
                                     OPTIONS

Section 6.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of at least a majority of the members of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the company and the Optionee. The Stock Option Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

Section 6.2 Option Price. The exercise price of the Stock subject to each Option shall not be less than the Fair Market Value of the Stock on the date the Option is granted.

Section 6.3 Option Grant and Exercise Periods. No Option may be granted after the tenth anniversary of the Effective Date. The period for exercise of each Option shall be determined by the Committee, but in no instance shall such period extend beyond the tenth anniversary of the date of grant of the Option. The period of exercise for each Incentive Stock Option granted to an Optionee, who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not be more than 5 years from the date of grant of the Option.

Section 6.4 Option Exercise.

  (a) The Company shall not be required to sell or issue shares under any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, (the "Act"), upon exercise of any Option, the Company shall not be required to issued such shares unless the Committee has received evidence satisfactory to it to the effect that registration under the Act and applicable state securities laws is not required, unless the offer and sale of securities under the Plan is registered or qualified under the Act and applicable state laws. Any determination in this connection by the Committee shall be final, binding and conclusive. If shares are issued under any Option without registrations under the Act of applicable state securities laws, the Optionee may be required to accept the shares subject to such restrictions on transferability as may in the reasonable judgment of the Committee be required to comply with exemptions from registrations under such laws. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act of applicable state securities laws. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

  (b) Subject to Section 6.4(c) and such terms and conditions as may be determined by the Committee in its sole discretion upon the grant of an Option, an Option may be exercised in whole or in part and from time to time by delivering to the Company at its principal office written notice of intent to exercise the Option with respect to a specified number of shares. In the case of an Incentive Stock Option, the aggregate fair market value of the



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      shares (under all plans of the Company), with respect to which such options are exercisable for the first time by an Optionee during any calendar year may not exceed $100,000. The aggregate fair market value of the shares is determined at the date of grant

(c)   Options shall be exercisable according to the following vesting schedule.

               Options granted to employees:
                  20% after one year from the date of grant
                  40% after two years from the date of grant
                  60% after three years from the date of grant
                  80% after four years from the date of grant
                  100% after five years from the date of grant

               Options granted to non-employee directors:
                  20% after one year from the date of grant
                  60% after two years from the date of grant
                  100% after three years from the date of grant.

      Provided, however, that upon the earlier of (i) the Optionee's 65th birth date, (ii) the occurrence of an Applicable Event, (iii) the death of Optionee (iv) or total disability, all Options granted to the Optionee shall be fully exercisable in accordance with terms of the Plan. For purposes of this Plan, an Optionee is totally disabled if he is receiving disability benefits under the Social Security Act as the result of a total and permanent disability, or is determined to be totally disabled under any long-term disability plan sponsored by the Bank or Company.

  (d) Subject to such terms and conditions as may be determined by the Committee in its sold discretion upon grant of any Option, payment for the shares to be acquired pursuant to exercise of the Option shall be made as follows:

      1. by delivering to the Company at its principal office a check payable to the order of the Company, in the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised; or

      2. by delivering to the Company at its principal office certificates representing Stock, duly endorsed for transfer to the Company, having an aggregate Fair Market Value as of the date of exercise equal to the amount of the Option price, for the number of shares of Stock with respect to which the Option is then being exercised; or

      3.   by any combination of payments delivered pursuant to paragraphs
           (d)(1) and (d)(2) above.

Section 6.5 Rights as Shareholder. An Optionee shall have no rights as a Shareholder with respect to any share subject to such Option prior to the exercise of the Option and the purchase of such shares.



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Section 6.6 Limited Rights. Within the earlier of (i) the occurrence of an
Applicable Event, or (ii) 30 days following the date on which the Company obtains knowledge of and notifies an Optionee of an Applicable Event, an Optionee shall have the right (without regard to the limitation on the exercise of Options set forth in Section 6.4(c) of the Plan and similar limitations in the Stock Option Agreement) to exercise Options and Stock Appreciation Rights then held, or to surrender unexercised Options in exchange for a cash amount. Such cash amount shall be equal to the total appreciation from any exercise of Stock Appreciation Rights, plus the product of (1) the number of shares of Stock subject to the Option, or portion thereof which is surrendered, multiplied by
(2) the amount by which the highest price paid or to be paid per share pursuant to an Applicable Event exceeds the exercise price.

                                   ARTICLE VII
                            STOCK APPRECIATION RIGHTS

Section 7.1 Stock Appreciation Rights. The Board of Directors may, upon recommendation of the Committee, grant Stock Appreciation Rights to Participants at the same time as such Participants are awarded Options under the Plan. Such Stock Appreciation Rights shall be evidenced by agreements in such form as the Board shall from time to time approve. Such agreements shall comply with, and be subject to, the following terms and conditions:

  (a) Grant. Each Stock Appreciation Right shall relate to a specific Option under the Plan, and shall be awarded to a Participant concurrently with the grant of such Option. The number of Stock Appreciation Rights granted to a Participant shall be equal to a proportion of the number of shares that the Participant is entitled to receive pursuant to the Plan.

  (b) Grant of Parallel Award. In that each Stock Appreciation Right is parallel to an Option, the exercise of all or a portion of the Options shall cause an equal exercise of the same proportion of Stock Appreciation Rights granted under the Plan. A Stock Appreciation Right can only be exercised in conjunction with the exercise of the parallel Option.

  (c) Calculation of Appreciation. Each Stock Appreciation Right shall entitle a Participant to the excess of the fair market value of a share of Stock on the exercise date over the fair market value of a share of Stock on the date the Stock Appreciation Right was granted. The total appreciation available to a Participant from any exercise of Stock Appreciation Rights shall be equal to the number of Stock Appreciation Rights being exercised times the amount of appreciation per Stock Appreciation Right.

  (d) Payment of Appreciation. The total appreciation available to a Participant from an exercise of Stock Appreciation Rights will be paid in cash.

  (e) Exercise Limitations. A participant may exercise a Stock Appreciation Right only in conjunction with the exercise of the Option to which the Stock Appreciation Right is attached. Stock Appreciation Rights may be exercised only at such times and by such persons as may exercise Options under the Plan.


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                                  ARTICLE VIII
                 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

Section 8.1 Termination. The Plan shall expire with respect to the granting of Stock Options or Stock Appreciation Rights ten years following the effective date. The Board of Directors of the Company may at any time and from time to time and in any respect amend, modify or terminate the Plan; provided, however, that absent the approval of holders representing a majority of the voting shares of stock of the Company, no such action may:

  (a) increase the total number shares of Stock or Stock Appreciation Rights subject to the Plan, except as contemplated in Section 9.3 hereof; or

  (b) withdraw the administration of the Plan from the Committee; or

  (c) change the terms by which an Option or Stock Appreciation Right may be exercised, in whole or in part, as described in Section 6.4 of this Plan; or

  (d) change the limitation on the price at which Options or Stock Appreciation Rights may be granted hereunder as provided by Section 6.2 or;

  (e) affect any Stock Option Agreement or Stock Appreciation Right Agreement previously executed pursuant to the Plan without the consent of the Optionee.

                                   ARTICLE IX
                                  MISCELLANEOUS

Section 9.1 Transferability During the Grantee's Lifetime, any Option or Stock Appreciation Right may be exercised only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, with respect to both Non-qualified Stock Options and Incentive Stock Options, in case of the death of the Grantee, by will or the laws of descent and distribution, and with respect to Non-qualified Stock Options; (i) as specifically permitted by and solely to the extent permitted in the Stock Option Agreement, or (ii) to an immediate family member, a partnership consisting solely of immediate family members or trusts for the benefit of immediate family members.

Section 9.2 Designation of Beneficiary A participant may file a written designation of a beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Treasurer of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the



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Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.

Section 9.3 Effect of Termination of Employment or Death.

  (a) If an Optionee's status as a Director or as an employee of the Company or the Bank terminates for any reason, other than the death, disability or termination of service after attainment of age 65, before the date of expiration of Nonqualified Stock Options and Stock Appreciation Rights held by such Optionee, such Nonqualified Stock Options and Stock Appreciation Rights shall become null and void on the 90th day following the date of such termination. An Optionee who terminates employment with the Company or the Bank, but retains his status as a Director is not considered terminated for purposes of this Section 9.2. The date of such termination shall be the date the Optionee ceases to be a Director or an employee of the Company or the Bank.

  (b) If an Optionee dies before the expiration of Nonqualified Stock Options and Stock Appreciation Rights held by the Optionee, such Nonqualified Stock Options and Stock Appreciation Rights shall terminate on the earlier of (i) the date of expiration of the Nonqualified Stock Options and Stock Appreciation Rights. or (ii) one year following the date of the Optionee's death. The executor or administrator or personal representative of the estate of a deceased Optionee, or the person or persons to whom a Nonqualified Stock Option and Stock Appreciation Right granted hereunder shall have been validly transferred by the executor or the administrator or the personal representative of the Optionee's estate, shall have the right to exercise the Optionee's Nonqualified Stock Option and Stock Appreciation Rights. To the extent that such Nonqualified Stock Options and Stock Appreciation Rights would otherwise by exercisable under the terms of the Plan and the Optionee's Stock Option Agreement and Stock Appreciation Agreement, such exercise may occur at any time prior to the termination date specified in this paragraph.

  (c) If an Optionee separates from service after attainment of age 65 before the expiration of Nonqualified Stock Options and Stock Appreciation Rights held by the Optionee, such Nonqualified Stock Options and Stock Appreciation Rights shall terminate on the earlier of (i) the date of expiration of the Nonqualified Stock Options and Stock Appreciation Rights. or (ii) three years following the date of the Optionee's termination of service

  (d) If an Optionee becomes totally disabled before the expiration of Nonqualified Stock Options and Stock Appreciation Rights held by the Optionee, such Nonqualified Stock Options and Stock Appreciation Rights shall terminate on the earlier of (i) the date of expiration of the Nonqualified Stock Options and Stock Appreciation Rights. or (ii) one year following the date of the Optionee's termination of service due to disability.

  (e) In the case of Incentive Stock Options, if an Optionee's status as an employee of the Company or the Bank terminates for any reason, other than disability, before the date of expiration of Incentive Stock Options held by such Optionee, such Incentive Stock Options shall become null and void on the day three months following the date of such termination.


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      For an Optionee who terminates employment with the Company due to disability, as defined in Internal Code Section 22(c)(3), the three month period specified in the prior sentence shall become one year.

  (f) With respect to any option granted pursuant to this Plan to an employee of the Company or the Bank, in the event that such employee shall be terminated for cause, then all Options and Stock Appreciation Rights granted to such employee shall be null an void as of 12:01 a.m. of the date of termination of employment.

      For purposes of this Plan, termination "for cause" shall be defined to include, but shall not be limited to, termination resulting from acts of the employee which constitute embezzlement, theft or similar defalcation of the Company and/or Bank or for a violation of FIRREA, FIDICIA, the Bank Secrecy Act, the Money Laundering Control Act or Rule 10B-5 under the Securities and Exchange Act of 1934 and any amendments thereof promulgated hereafter.

Section 9.4 Antidilution. The provisions of subsections (a) and (b) shall apply in the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or another entity by reason or any merger, consolidation, reorganization, recapitalization, reclassification, combination, stock split or stock dividend.

  (a) The aggregate number and kind of shares subject to Options and Stock Appreciation Rights which may be granted hereunder shall be adjusted appropriately.

  (b) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving company is involved, each outstanding Option and Stock Appreciation Right granted hereunder shall, subject to Section 6.6, terminate.

The Foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee and any such adjustment may provide for the elimination of fractional share interests.

Section 9.5 Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to Options shall be used for general corporate purposes.

Section 9.6 Tenure. Nothing in the Plan or in any Option or Stock Appreciation Right granted hereunder or in any Stock Option Agreement or Stock Appreciation Right Agreement relating thereto shall confer upon any Director, or upon any officer or employee, the right to continue in such position with the Company or the Bank.

Section 9.7 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or the Bank, nor shall the Plan preclude the Company or the Bank from establishing any other forms of incentive or other compensation for Directors, officers or employees of the Company or the Bank.



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Section 9.8 No Obligation to Exercise Options. The granting of an Option or
Stock Appreciation Right shall impose no obligation upon the Optionee to exercise such Option or Stock Appreciation Right.

Section 9.9 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

Section 9.10 Singular, Plural Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include feminine.

Section 9.11 Headings, Etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience of reference; they constitute no part of the plan.

Section 9.12 Governing Law. Except as otherwise required by law, the validity, construction and administration of this Plan shall be determined under the Laws of the State of Delaware.

Signed this 30th day of December 1997.


                                           SECURITY FINANCIAL CORP.





                                           By:
                                              ----------------------------------
                                              Chairman of the Board of Directors







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                                OPTION AGREEMENT

         This OPTION AGREEMENT is entered into this ____ day of _________199__, by and between Security Financial Corp., a Delaware corporation (the "Company") and _______________________________________________ ("Optionee").


                                    RECITALS

         A. Optionee is serving in the position of a director or officer of the Company, a position which the Company deems to be a key position with the Company.

         B. The Company's Board of Directors has properly adopted the Security Financial Corp. 1997 STOCK OPTION PLAN ("Plan") with an effective date as of January 1, 1998.

         C. The Company desires to grant to Optionee options for _____________ (______) common shares of the Company pursuant to such Plan at a fair market grant price of ______________________________________________________ Dollars
($_____) per share.

                                    AGREEMENT

         Now, Therefore, intending to be legally bound and in consideration of the mutual covenant set forth herein, the parties hereto agree as follows:

1. Grant of Option. The Company hereby grants to Optionee the option to _______________(_____) of the Company's common shares (the "Option(s)") pursuant to the terms and conditions of the Plan. Optionee has reviewed such Plan and agrees to be bound by the terms, conditions and restrictions set forth therein as to the exercise of such option. Such option shall be exercisable by Optionee under the terms and conditions of the Plan at a price of _______________ Dollars ($______) per share, the agreed upon fair market value of such shares.

2. Non Qualified Stock Option Character. The Company and the Optionee agree that the Options granted hereunder are designated as non-qualified stock options.

3. Miscellaneous. This Agreement constitutes the entire Agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral. This Agreement may only be amended in writing signed by the parties hereto. This Agreement shall be enforced and construed in accordance with the laws of the State of Ohio. The captions herein are for convenience of reference only and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, Optionee and their respective heirs, personal representatives, successors and assigns.




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4.       Option Term. The term of the Option granted hereby shall be 10 years from the date first written above.


5. Stockholder Approval of Plan. The grant of options herein is conditional upon receipt of the approval of the Plan by the Company's stockholders within one (1) year of the date hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

Security Financial Corp. (the "Company")


By:_______________________
its:______________________


By:_______________________
        ("Optionee")







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